Cooper Tire, Chengshan Group and CCT Labor Union Reach Agreement Establishing Path Forward for CCT Joint Venture January 31, 2014 1 Exhibit 99.2

Safe Harbor
This presentation contains strategic goals and other forward-
looking statements related to future financial results and business operations for Cooper Tire & Rubber Company.
Actual results may differ materially from the goals and from current management forecasts and projections as a result of factors over which the Company may have limited or no control.  Information on certain of these risk factors and additional information on forward-looking statements are included in the Company’s reports on file with the Securities and Exchange Commission and are set forth at the end of this presentation.
Note
This presentation provides an overview of certain details of the agreement between Cooper Tire, Chengshan Group and the CCT
Union announced today, January 31, 2014. For additional details, please refer to the Form 8-K filed by Cooper Tire & Rubber
Company today, January 31, 2014.

China to remain a core growth market
for Cooper
China tire market expected to grow by 60% over next five years and be largest market globally *
Cooper has an established and growing market position in China
– Participate in Passenger Car Radial (PCR) tire market and in Truck and Bus Radial (TBR) tire market
– PCR served by both Cooper and Cooper Chengshan Tire (CCT) brands; TBR served by CCT brands in China
– Largely replacement focused, with growing Original Equipment (OE) partnerships
– Cooper distribution (focused on Cooper brand tires) has more than 5,000 points of sale in China, up 72% from 2012
Cooper has proven manufacturing capabilities in China
– Cooper owns 100% of Cooper Kunshan Tire (CKT) PCR operations with a current capacity of 5M tires annually
• Production shifting from export to domestic sales, with additional sourcing shifting to CKT in 2014
• Option to increase capacity to 8M tires using existing buildings, and can double that to 16M at the current site which was designed to integrate another building
– Cooper owns 65% of CCT Joint Venture (JV) with Chengshan Group
• PCR and TBR manufacturing. Annual capacity of 10M tires
• Cooper provides technical and design capabilities
• Global TBR lines under Cooper’s Roadmaster brand receiving strong reception in the U.S.
* 2013 LMC Data

Path forward for the CCT JV has been defined
Cooper
options*
Execute put option:
Sell 35% stake to Cooper
Chengshan
options*
Do not execute either option
Execute call option:
Buy Chengshan's 35% stake
Chengshan
full ownership
of CCT
Cooper full
ownership of
CCT
Execute call option:
Buy Cooper's 65% stake
JV continues
under current
ownership
arrangement
45 days from option
commencement date
46 – 90 days from option
commencement date
Do not execute option
Outcomes
Fair market
valuation
completed by
independent firm
Targeted to be
completed 60
days after firm
selection or
Cooper's 2013
financial filings**
Option price
will be based on
the greater of
$435M or
the value
of CCT as
determined by
independent
valuation firm
Valuation
period
Option commencement date at
completion of valuation
Option period with target completion dates

**Agreement allows for 90 additional days to complete.
3
2
1
*The options are conditioned on Cooper reporting its financial results within the timeframe described in the Form 8-K  filed January 31, 2014.

Scenario 1: Chengshan takes full ownership
of CCT
• Cooper supply secured through CCT offtake rights for at least three years
• Cooper does not participate in sales through CCT distribution, focuses on continuing to grow PCR sales through Cooper channels, while continuing to shift PCR production to (and growing) CKT
• Cooper continues to participate TBR through offtake rights
• Cooper sells its 65% stake in the CCT joint venture
• Cooper receives $283M or more for its stake based on independent valuation
• Continue to expand CKT operations to support domestic China sales
• Leverage cash injection to accelerate pursuit of new TBR sourcing options and invest in distribution growth in China
• Continue to evaluate new sources of supply for growing China market including possible acquisition opportunities

Outcome
Short-term
Impact
Long-term China
strategy

Scenario 2: Cooper takes full ownership
of CCT
• Solidifies global TBR supply and China TBR distribution
• Cooper's balance sheet is well positioned to finance purchase of
Chengshan's share of CCT
• Production and distribution at CKT to continue and grow
• Continue to expand CKT operations to support domestic China sales
• Use as a catalyst to accelerate Cooper's China growth plans
• Accelerate development of global TBR business
• Continue to evaluate new sources of supply for growing China market including possible acquisition opportunities
• Cooper owns 100% of CCT
• Cooper pays $152M or more to acquire Chengshan's stake based on independent valuation

Outcome
Short-term
Impact
Long-term China
strategy

Planned communications Agreement Announced Q3 2013 Results Q4 & FY 2013 Results Investor Event 7 Today Early March Mid to Late March April/May

Risks

This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not based on historical facts but instead reflect Cooper’s expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “project,” “may,” “could,” “intend,” “intent,” “belief,”
“estimate,” “plan,” “likely,” “will,” “should” or similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed or indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved.

The forward-looking statements included in this presentation are only made as of the date of this presentation and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavailability of such raw materials or energy sources; the failure of Cooper’s suppliers to timely deliver products in accordance with contract specifications;
changes in economic and business conditions in the world; failure to implement information technologies or related systems, including failure by Cooper to successfully implement an ERP system; increased competitive activity including actions by larger competitors or lower-cost producers; the failure to achieve expected sales levels; changes in Cooper’s customer relationships, including loss of particular business for competitive or other reasons; litigation brought against Cooper, including products liability claims, which could result in material damages against Cooper; changes to tariffs or the imposition of new tariffs or trade restrictions; changes in pension expense and/or funding resulting from investment performance of Cooper’s pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; government regulatory and legislative initiatives including environmental and healthcare matters; volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; changes in interest or foreign exchange rates; an adverse change in Cooper’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; the risks associated with doing business outside of the United States; the failure to develop technologies, processes or products needed to support consumer demand; technology advancements; the inability to recover the costs to develop and test new products or processes; the impact of labor problems, including labor disruptions at Cooper or at one or more of its large customers or suppliers; failure to attract or retain key personnel; consolidation among competitors or customers; inaccurate assumptions used in developing Cooper’s strategic plan or operating plans or the inability or failure to successfully implement such plans; failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources; the impact of labor disruptions and changes in Cooper’s relationship with, or ownership interests in, joint-venture partners; the ability to sustain operations at the Cooper Chengshan (Shandong) Tire Company Ltd. joint venture (“CCT”), including obtaining financial and other operational data of CCT; the inability to obtain and maintain price increases to offset higher production or material costs; inability to adequately protect Cooper’s intellectual property rights; inability to use deferred tax assets; the ultimate outcome of legal actions brought by Cooper against wholly-
owned subsidiaries of Apollo Tyres Ltd.; and other factors that are set forth in management’s discussion and analysis of Cooper’s most recently filed reports with the SEC. This list of factors is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.